Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of VistaCare, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard R. Slager, the Chairman, President and Chief Executive Officer of VistaCare, Inc., certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard R. Slager
Richard R. Slager
Chairman, President and Chief Executive Officer (principal executive officer)

Dated: December 11, 2007
     A signed original of this written statement required by Section 906 has been provided to VistaCare, Inc. and will be retained by VistaCare, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.